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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 18, 1997
                                                          -------------


                                    AgriBioTech, Inc.
                                  --------------------
             (Exact name of registrant as specified in its charter)


             Nevada                    0-19352                85-0325742
        ---------------            ---------------         ----------------
 (State or Other Jurisdiction (Commission File Number) (IRS Employer Ident. No.)
     of Incorporation)


             2700 Sunset Road, Suite C-25, Las Vegas, Nevada   89120
           ------------------------------------------------------------
                 (Address of Principal Executive Offices)     (Zip Code)


                                (702) 798-1969
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               Registrant's telephone number, including area code
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Item 5.  Other Events.
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     On June 18, 1997, AgriBioTech, Inc., a Nevada corporation (the
"Registrant"), closed the acquisition of certain assets comprising the seed operations of The Sexauer Company, a South Dakota corporation ("Sexauer") pursuant to an Asset Purchase Agreement, dated June 18, 1997 (the "Purchase Agreement"), by and among the Registrant, Sexauer Acquisition Company, a Nevada corporation and wholly-owned subsidiary of the Registrant ("Buyer"), Sexauer, and Northern Plains Seed Company, a South Dakota corporation and wholly-owned subsidiary of Sexauer ("Northern Plains")(Sexauer and Northern Plains, collectively, the "Sellers"). The aggregate purchase price (the "Purchase Price") of approximately $4,300,000 was funded by the Registrant through a debt arrangement with the First National Bank in Brookings together with the assumption of certain liabilities. The parties agreed that the effective date of the acquisition, for accounting purposes, shall be prior to the opening of business on April 1, 1997.

     The Sellers have been engaged in the wholesale and retail farm seed business in the States of South Dakota, North Dakota, Iowa and Nebraska selling a wide range of products including, but not limited to, hybrid seed corn, alfalfa, small grains, soybeans, forage seeds, sorghums, turf seeds, fertilizer, specialty products and inoculant.

     At the closing, the Sellers together with Robb B. Sexauer entered into Non-
Competition Agreements with the Registrant and the Buyer.   Approximately
$250,000 of the Purchase Price was attributed as consideration for the non-compete provisions in such Agreements together with all other intangible assets. The non-compete provisions run through March 31, 2002.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c)  Exhibits.

          2.1  Purchase Agreement.

          2.2  Omitted Schedules and Exhibits to the Purchase Agreement.

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                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              AGRIBIOTECH, INC.
                                               (Registrant)



Date: July 3, 1997                           /s/ Henry A. Ingalls
                                              -------------------------
                                              Henry A. Ingalls



                                 EXHIBIT INDEX
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Exhibit No.    Description
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   2.1         Purchase Agreement.

   2.2         Omitted Schedules and Exhibits to the Purchase Agreement.

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